UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

MGP Ingredients, Inc., a Kansas corporation (the “Company”), makes the following disclosure pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020 (the “SEC Order”), to delay the filing of its Definitive Proxy Statement on Form DEF 14A (the “Proxy Statement”), including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), which it expects to include in the Proxy Statement, due to the circumstances related to the COVID-19 pandemic.

In particular, COVID-19 has caused the Company’s offices in Atchison and Lenexa, Kansas to partially close due to stay at home orders in place for Kansas and Missouri residents. In addition, the Company has issued a work from home policy to certain employees to protect its employees and their families from potential virus transmission among co-workers. The office closures and work from home policy have in turn caused a delay in the compilation, review and completion of our Proxy Statement process and the Company is in the process of working on a remote basis to file the Proxy Statement, including the Part III Information, as quickly as possible. Considering the lack of time for the compilation, dissemination and review of the information required to be presented, and the importance of investors receiving materially accurate information in the Proxy Statement, the Company has decided to rely on the SEC Order. The Company expects to file the Proxy Statement, including the Part III Information, no later than May 30, 2020.

When we file our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, we plan to include substantially the following risk factor in addition to any other risk factors that we determine are appropriate, so as to reflect the yet unknown and constantly developing effects of the COVID-19 pandemic:

The outbreak of the coronavirus (COVID-19) has negatively impacted and could continue to negatively impact the global economy. In addition, the COVID-19 pandemic could disrupt or otherwise negatively impact global credit markets and our operations, including the demand for our products and our ability to produce and deliver our products.

The significant outbreak of COVID-19 has resulted in a widespread health crisis, which has negatively impacted and could continue to negatively impact the global economy. In addition, the global and regional impact of the outbreak, including official or unofficial quarantines and governmental restrictions on activities taken in response to such event, could have a negative impact on our operations, including voluntary or mandatory temporary closures of our facilities or offices; interruptions in our supply chain, which could impact the cost or availability of raw materials; disruptions or restrictions on our ability to travel or to market and distribute our products; reduced consumer demand for our products or those of our customers due to reduced consumer traffic in bars, restaurants and other locations where our products or those of our customers are sold; and labor shortages. More broadly, the outbreak could potentially lead to an economic downturn that could affect demand for our products and those of our customers.

Furthermore, our facilities and those of our customers and suppliers must comply with new and additional regulations imposed by state and local governments in response to the recent coronavirus outbreak, including COVID-19 safety guidance for production and manufacturing facilities. The implementation of compliance measures may cause increases in the cost, or delays or reduction in the volume, of products produced at our facilities or those of our suppliers.

The COVID-19 outbreak could disrupt or otherwise negatively impact credit markets, which could adversely affect the availability and cost of capital. Such impacts could limit our ability to fund our operations and satisfy our obligations.

A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our facilities, customers, management, support staff, professional advisors and our independent auditors. These factors, in turn, may not only impact our operations, financial condition and demand for our products but our overall ability to react timely to mitigate the impact of this event. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

The extent and potential short and long term impact of the COVID-19 outbreak on our operational and financial performance will depend on future developments, including the duration, severity and spread of the virus, actions that may be taken by governmental authorities and the impact on our supply chain, customers, operations, workforce and the financial markets, all of which are highly uncertain and cannot be predicted. These and other potential impacts of an epidemic, pandemic or other health crisis, such as COVID-19, could therefore materially and adversely affect our business, financial condition and results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. In addition, forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. They reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) the unprecedented impact of COVID-19 pandemic on our business, customers, suppliers, employees, service providers, stockholders, investors and other stakeholders, (ii) disruptions in operations at our Atchison facility or our Indiana facility, (iii) the availability and cost of grain and flour, and fluctuations in energy costs, (iv) the effectiveness of our grain purchasing program to mitigate our exposure to commodity price fluctuations, (v) the effectiveness or execution of our strategic plan, (vi) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vii) the competitive environment and related market conditions, (viii) the ability to effectively pass raw material price increases on to customers, (ix) our ability to maintain compliance with all applicable loan agreement covenants, (x) our ability to realize operating efficiencies, (xi) actions of governments, including those taken in response to the COVID-19 pandemic and (xii) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, see the risk factor above and the additional risk factors in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      MGP INGREDIENTS, INC.

Date: April 28, 2020	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer